SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   June 25, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (206) 461-2000

Item 9.  Regulation FD Disclosure.

      On June 25, 2002, Kerry K. Killinger, Chairman, President and Chief Executive Officer of Washington Mutual, Inc. will make the following presentation at the Second Quarter 2002 Investor Day:

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.

/s/ Fay L. Chapman

By: Fay L. Chapman Senior Executive Vice President

Date:  June 24, 2002

Washington Mutual

OVERVIEW

# First Quarter 2002

Kerry Killinger
Chairman, President and
Chief Executive Officer

# Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

# Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

## Unique Business Model

- Combined consumer banking/mortgage lending strategy generates strong profitability throughout interest rate cycle
- Double-digit growth of banking fees regardless of interest rate environment
- Relatively small, but growing Specialty Finance unit augments net interest income with higher margin assets

OVERVIEW

# Net Income by Business Segment


Home Loans and Insurance Services 41%
Banking and Financial Services 34%
Corporate Support/Treasury and Other 13%
Specialty Finance 12%

Q1 2002

# Five-Year Plan: 2000-2004

- Achieve financial targets reflective of top-quartile performance
- Diversify revenues by increasing noninterest income as a percentage of total income
- Improve operating efficiency
- Gradually remix the balance sheet to decrease proportion of prime residential loans and MBS and increase transaction accounts
- Carefully manage credit risk throughout the five-year economic cycle
- Effectively deploy capital toward balance sheet growth, share repurchase and selective acquisitions

OVERVIEW

# Five-Year Plan: 2000-2004
## Achieve Financial Targets

| | Q1 2002 | Targets 2000-2004 |
|---|---|---|
| Return on average common equity | 20.68% | >20.00% |
| EPS growth | 28.95 | >13.00 |
| Efficiency ratio | 46.96 | <45.00 |
| NPA/Total assets | 1.01 | <1.00 |
| Common equity/total assets | 6.80[a] | >5.00 |
| Estimated total risk-based capital | 11.88[a][b] | >11.00 |

(a) Excludes unrealized net gain/loss on available-for-sale securities and derivatives
(b) Estimate of what WMI's total risk-based capital would be if it were a bank holding company that complies with the Federal Reserve Board capital requirements

OVERVIEW

# Creating Shareholder Value

## EPS Growth(a)



American Acquisition
Great Western Acquisition
Ahmanson Acquisition
Bank United and PNC(c) Acquisitions
Fleet Mortgage Acquisition
Dime and HomeSide(d) Acquisitions
$0.33
$0.34
$0.34
$0.43
$0.41
$0.43
$0.37
$0.42
$0.46
$0.49
$0.51
$0.49
$0.53
$0.55
$0.56
$0.55
$0.55
$0.61
$0.57
$0.62
$0.76
$0.91
$0.94
$0.97
$0.98
CAGR:(b) 20%
1996
1997
1998
1999
2000
2001
2002
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(a) Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger
(b) CAGR calculated from Q1 1996 through Q1 2002
(c) PNC acquisition refers to the acquisition of the mortgage operations of The PNC Financial Services Group, Inc.
(d) HomeSide acquisition refers to the purchase of certain operating assets from HomeSide Lending, Inc.

# Creating a Powerful National Franchise
## Banking and Financial Services

- Broad product line to serve individuals and small-to mid-sized business customers
- Key driver of new household growth
- Offers personal service as a key competitive differentiator
- Offers wide range of investment products including mutual funds, variable and fixed-rate annuities and securities

# Creating a Powerful National Franchise
## Home Loans and Insurance Services

- A leading residential lender[a]
  - Balanced distribution channels
  - Diversified geographically
- Leading residential servicer[b]
  - Serviced 6.8 million loans at 3/31/02
- Created the #1 recognized mortgage lending brand[c]
- Ability to extend customer relationships

(a) Source: Inside Mortgage Finance for period ending 3/31/02
(b) Source: Inside Mortgage Finance as of 3/31/02
(c) Source: Independent study, TRD Frameworks, Inc. as of December 2001

OVERVIEW

# Creating a Powerful National Franchise
## Specialty Finance

- Multi-family Lending
  - A leading multi-family lender in the Western U.S.
- Consumer Finance
  - Makes direct consumer installment loans, including real estate secured loans, and purchases retail installment contracts from retail establishments
  - 461 offices in 25 states - primarily in the southeastern and southwestern U.S.
  - Strong credit risk management record

# Characteristics of High Performing Companies

- Above average EPS growth over long term
- Above average return on common equity
- Market leadership with barriers to entry in key businesses
- High growth of customers
- Strong intangible assets

# WaMu - A High Performing Company

- Above average EPS growth (CAGR) over long term
  - EPS growth has averaged 20%[a] since Q1 '96 versus (8%) for the S&P 500[b]
- Return on common equity
  - ROCE has averaged 22% since the beginning of 2000 through Q1 2002 versus 15% for the S&P 500 Bank Index[c]
- Market leadership
  - Fast growth banking franchise with strategy to penetrate additional large, metropolitan markets
  - A leading mortgage lender and servicer
  - Creating a leading multi-family origination and servicing platform

(a) Calculated using quarterly EPS as originally reported from Q1 '96 to Q1 '02; excludes SAIF assessment in Q3 '96 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger
(b) Historical EPS growth rate calculated from Q1 '96 to Q4 '01 using quarterly EPS for each period
Source: Standard and Poor's
(c) Company data from Bloomberg

# WaMu - A High Performing Company
## Strong Intangibles

- Leading innovator in key businesses
- Proven ability to create long-term shareholder value
- Deep senior management bench
- Track record of successful acquisition integrations
- #1 recognized mortgage brand nationally[a]
- Most recognized bank brand in key footprint states[b]

(a) Source: Independent study, TRD Frameworks, Inc. as of December 2001
(b) Source: Internal survey, October 2001

# Acquisition Update

| Closed Transactions | Conversion Status |
|---|---|
| PNC[a] | ✓ |
| Bank United Corp. | ✓ |
| Fleet Mortgage Corp. | ✓ |
| Dime Savings Bank | |
| Deposit Systems | ✓ |
| Loan Servicing Systems | Q3 2002 |
| NAMC[b] | TBA |
| HomeSide Acquisition[c] | N/A |

(a) The mortgage operations of The PNC Financial Services Group, Inc.
(b) North American Mortgage Company, a subsidiary of Dime Bancorp, Inc.
(c) Acquired certain operating assets of HomeSide Lending, Inc.

# Creating Shareholder Value
## Cumulative Value of Investments[a]



$1,500
$1,000
$500
$0
CAGR:(b) 25%
WM
S&P 500 Index
$1,410
$440
3/31/90
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02

(a) Assumes an initial investment of $100 at 3/31/90 and reinvestment of dividends since 3/31/90 when current management team was formed.
(b) CAGR calculated from 3/31/90 through 3/31/02
Source: Bloomberg

OVERVIEW

## Summary

- Dominant franchises in consumer banking and mortgage banking
- High growth in fee-based revenues
- Lower credit risk model than commercial bank peers
- Powerful brand focused on broad middle market consumers
- Proven track record of creating shareholder value

Washington Mutual

CREDIT RISK MANAGEMENT

# First Quarter 2002

Jim Vanasek
Executive Vice President
and Chief Credit Risk Officer

## Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

## Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

CREDIT RISK MANAGEMENT

# Risk Exposure by Loan Type



Consumer Finance 2%
Commercial 3%
SMF 6%
Consumer 9%
CRE 14%
SFR 66%

3/31/02

CREDIT RISK MANAGEMENT

# Risk Exposure by Geography



OR
4%
FL
4%
TX
4%
WA
7%
CA
45%
Other
36%

3/31/02

# Asset Quality - SFR

| | Portfolio[a] (in billions) | Delinquencies[b]/ Portfolio |
|---|---|---|
| 12/31/99 | $81.9 | 1.52% |
| 12/31/00 | 85.0 | 1.53 |
| 12/31/01 | 108.4 | 2.16 |
| 3/31/02 | 112.1[c] | 2.38 |

(a) Excludes SMF portfolio
(b) Two or more payments past due including nonaccrual
(c) SFR portfolio is 98% permanent mortgages and 2% construction loans

# Asset Quality - SMF[a]

| | Portfolio[b] (in billions) | Delinquencies[c]/ Portfolio |
|---|---|---|
| 12/31/99 | $4.5 | 3.91% |
| 12/31/00 | 6.8 | 5.05 |
| 12/31/01 | 9.8 | 7.29 |
| 3/31/02 | 10.5 | 6.32 |

(a) Specialty mortgage finance
(b) Includes purchased subprime loan portfolios as well as first mortgages originated by Washington Mutual Finance.
(c) Two or more payments past due including nonaccrual

# Asset Quality - CRE: Multi-family

| | Portfolio (in billions) | Delinquencies*/ Portfolio |
|---|---|---|
| 12/31/99 | $15.3 | 0.30% |
| 12/31/00 | 15.6 | 0.27 |
| 12/31/01 | 15.6 | 0.52 |
| 3/31/02 | 17.2 | 0.62 |

* Two or more payments past due including nonaccrual

# Asset Quality - Other CRE

| | Portfolio (in billions) | Delinquencies*/ Portfolio |
|---|---|---|
| 12/31/99 | $3.0 | 1.05% |
| 12/31/00 | 2.8 | 1.21 |
| 12/31/01 | 4.5 | 7.25 |
| 3/31/02 | 6.9 | 5.32 |

* Two or more payments past due including nonaccrual

# Asset Quality - Consumer Loans: Banking Subsidiaries

| | Portfolio (in billions) | Delinquencies[a]/ Portfolio |
|---|---|---|
| 12/31/99 | $6.4 | 2.00% |
| 12/31/00 | 8.0 | 1.97 |
| 12/31/01 | 10.5 | 1.77 |
| 3/31/02 | 15.1[b] | 1.28 |

(a) Two or more payments past due including nonaccrual
(b) Portfolio is 78% home equity products, 10% vehicles/cash secured, 7% manufactured housing and 4% unsecured

# Asset Quality - Consumer Loans: WM Finance

| | Portfolio (in billions) | Delinquencies*/ Portfolio |
|---|---|---|
| 12/31/99 | $2.1 | 5.91% |
| 12/31/00 | 2.5 | 6.31 |
| 12/31/01 | 2.6 | 8.11 |
| 3/31/02 | 2.6 | 7.83 |

* Two or more payments past due including nonaccrual

CREDIT RISK MANAGEMENT

# Asset Quality - Commercial

| | Portfolio (in billions) | Delinquencies*/ Portfolio |
|---|---|---|
| 12/31/99 | $1.5 | 1.09% |
| 12/31/00 | 2.3 | 0.82 |
| 12/31/01 | 5.4 | 4.25 |
| 3/31/02 | 5.2 | 3.90 |

* Two or more payments past due including nonaccrual

# SFR - NPA % and Loss* % Trends


NPA %
Loss %
1.20%
0.80%
0.40%
0.00%
NPA %
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

# SMF - NPA % and Loss* % Trends


NPA %
Loss %
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
NPA %
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

## CRE: Multi-family - NPA % and Loss* % Trends


NPA %
Loss %
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
NPA %
0.16%
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

CREDIT RISK MANAGEMENT

## Other CRE - NPA % and Loss* % Trends



NPA %
Loss %
8.00%
6.00%
4.00%
2.00%
0.00%
NPA %
0.90%
0.60%
0.30%
0.00%
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

CREDIT RISK MANAGEMENT

## Consumer Loans: Banking Subsidiaries - NPA % and Loss* % Trends



NPA %
Loss %
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NPA %
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

CREDIT RISK MANAGEMENT

## Consumer Loans: WM Finance - NPA % and Loss* % Trends



NPA %
Loss %
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPA %
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Loss %
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

* Annualized net charge-offs

# Nonperforming Assets

(in millions)

| | 9/30/01 | 12/31/01 | 3/31/02 |
|---|---|---|---|
| Nonaccrual Loans | $1,811 | $2,153 | $2,513 |
| + Foreclosed Assets | 221 | 228 | 267 |
| = Nonperforming Assets | $2,032 | $2,381 | $2,780 |

CREDIT RISK MANAGEMENT

# Real Estate Owned


in millions
$280
$240
$200
$160
$120
$80
$40
$0
$188
$142
$219
$254
12/31/99
12/31/00
12/31/01
3/31/02

# Peer Comparison - Nonaccruals as a % of Portfolio Type

| Portfolio Type | WM 3/31/02 | Peers* 12/31/01 |
|---|---|---|
| SFR | 1.17% | 0.83% |
| CRE | 1.56% | 1.78% |
| Consumer | 0.48% | 0.64% |
| Commercial | 3.56% | 2.67% |

* Most recent data available; peer group consists of savings institutions with assets >$5 billion except for commercial loans, which are commercial banks with assets >$10 billion

Source: The FDIC Quarterly Banking Profile, comparable peer data not available for consumer finance companies or specialty mortgage finance loans

# Allowance for Loan and Lease Losses

| | Current Loss[a] | Allocated Reserves[b] |
|---|---|---|
| SFR | 0.04% | 0.31% |
| SMF | 0.39 | 0.92 |
| Multi-family | 0.01 | 0.94 |
| Consumer | 0.58 | 1.24 |
| CRE | 0.21 | 2.25 |
| Residential Builder Construction | 0.00 | 1.81 |
| Commercial | 1.33 | 3.37 |
| WM Finance | 4.00 | 3.33 |

(a) As a percentage of average loans for YTD 3/31/02
(b) As a percentage of average loans as of 3/31/02

# Allowance for Loan and Lease Losses*

| | (in millions) |
|---|---|
| Allocated | $1,235 |
| Unallocated | 386 |
| Total reserves | $1,621 |

* As of 3/31/02

# Allowance for Loan and Lease Losses - 3 Year Trend


in millions
Reserves
Losses
$1,600
$1,200
$800
$400
$0
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

# Net Charge Offs and Allowance for Loan and Lease Losses

| | WM 3/31/02 | Thrift Peers* 12/31/01 | Bank Peers* 12/31/01 |
|---|---|---|---|
| Net Charge Offs/ Average Loans | 0.23% | 0.35% | 1.06% |
| ALLL/Total Loans | 1.11 | 0.85 | 1.97 |

* Most recent data available; thrift peer group consists of savings institutions with assets >$5 billion, bank peer group consists of commercial banks with assets >$10 billion

Source: The FDIC Quarterly Banking Profile

# Allowance for Loan and Lease Losses

(in millions)

| | ALLL | Provision | Net Charge offs |
|---|---|---|---|
| Q1 2001 | $1,158 | $82 | $58 |
| Q2 2001 | 1,170 | 92 | 75 |
| Q3 2001 | 1,295 | 200 | 75 |
| Q4 2001 | 1,404 | 200 | 97 |
| Q1 2002 | 1,621 | 175 | 99 |

Washington Mutual

SPECIALTY FINANCE

# First Quarter 2002

Craig Chapman
Group President

# Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

# Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

# Our Segment

- Multi-family Lending
- Other Commercial
  - Commercial Asset Servicing
  - Commercial Real Estate Lending
  - Mortgage Banker Finance
  - Residential Builder Construction Finance
- Consumer Finance

SPECIALTY FINANCE

# Segment Focus*


Consumer Finance 12%
Multi-Family 57%
Other Commercial 31%

* Based on loan and MBS balances as of 3/31/2002 - $30.6 billion

# Market Position

- #1 Multi-family originator in 2000[a]
- #1 Multi-family portfolio owner for a financial institution[b]
- #8 Commercial mortgage lender[c]
- #5 Consumer Finance Company[d]
- #4 Mortgage Banker Finance[e]

(a) Source: Home Mortgage Disclosure Act (HMDA) data as of December 2000, National Mortgage News, May 2002
(b) Source: HMDA data as of December 2000, released August 2001
(c) Source: As of fourth quarter 2001, National Mortgage News, May 2002
(d) Source: Internal survey as of March 2002
(e) Source: National Mortgage News survey as of September 2001, released December 2001

# Our Mission

To drive higher growth, higher returns and diversify risk while accelerating Washington Mutual's evolution into the nation's leading middle-market financial services company

# Overall Objectives

- Maintain market position as the largest multi-family loan originator, expanding to a 20% market share in the top 20 markets
- Become the industry leader in terms of profitability among commercial mortgage servicers
- Be a leading player in Commercial Real Estate Lending, Mortgage Banker Finance and Residential Builder Construction
- Implement a capital markets strategy to mitigate concentration, product and credit risk
- Intensify focus on growth opportunities

# 2002 Segment Goals

- Expand multi-family business line, both in terms of geography and product line
- Establish a national, scalable servicing platform
- Implement capital markets initiatives

# Segment Business Model

- Own the customer relationship
  - Origination, servicing and retention
- Cross-sell to existing customers
  - Cash management
  - Deposits
- Liquid assets for effective capital management
- Earnings from
  - Spread income
  - Fee income
  - Gain on sale

# Multi-Family – Market Size of $1.3 trillion*


Market Concentration
Other Markets 23%
Top 20 Markets 77%
Financing Structure
Mortgage Holdings 31%
Equity & Other Debt 69%

* As of 2000, based on valuations
Source: National Multi Housing Council study, released 2001

# Multi-Family – Top 10 Originators in 2000

| Rank | Institution | Loans ($ in millions) | # of Loans | Avg. Loan ($ in thousands) | Loans % of Total |
|---|---|---|---|---|---|
| **1** | **Washington Mutual** | **$2,520** | **2,389** | **$1,055** | **9.4%** |
| 2 | Wachovia/ First Union | 1,772 | 430 | 4,120 | 6.6 |
| 3 | ARCS Commercial Mortgage | 1,531 | 263 | 5,820 | 5.7 |
| 4 | California Federal Bank | 892 | 511 | 1,746 | 3.3 |
| **5** | **Dime Bancorp** | **767** | **369** | **2,077** | **2.9** |
| 6 | GMAC Commercial Mortgage | 721 | 137 | 5,265 | 2.7 |
| 7 | LaSalle Bank | 713 | 1,347 | 529 | 2.7 |
| 8 | World Savings | 663 | 903 | 734 | 2.5 |
| 9 | Bank of America | 639 | 166 | 3,849 | 2.4 |
| 10 | American Property Financing | 515 | 46 | 11,186 | 1.9 |
| | Other Reporting Originators | 16,880 | 21,287 | 793 | 62.9 |
| | Multi-Family Originations | $26,829 | 27,846 | $963 | 100.0% |

Source: 2000 HMDA data, released in August 2001

SPECIALTY FINANCE

# Multi-Family Originations



Seattle
Portland
Sacramento
San Francisco
Los Angeles
Orange County
San Diego
Denver
Chicago
Dominant (>20%)
Developing (10-20%)
New Entrant

Source: Internal study of county records as of March 2002 through DataQuick

# Multi-Family – Our Advantages

- Washington Mutual's brand as a leading national housing lender
- The "Power of the Portfolio"
- Sales consultants focus on multi-family only
- Quick, 45 day turnaround time
- Capital strength

## Multi-Family – Top 20 Markets*

| | | | | | |
|---|---|---|---|---|---|
| 1. | New York City | $294 | 11. | Philadelphia | $28 |
| **2.** | **San Francisco** | **114** | 12. | Miami | 28 |
| **3.** | **Los Angeles** | **112** | **13.** | **Seattle** | **26** |
| 4. | Boston | 56 | 14. | Houston | 22 |
| **5.** | **Chicago** | **53** | 15. | Minneapolis | 20 |
| 6. | Washington DC | 47 | 16. | Dallas | 19 |
| **7.** | **San Diego** | **33** | 17. | Detroit | 18 |
| **8.** | **Orange County** | **30** | **18.** | **Denver** | **18** |
| 9. | Atlanta | 30 | 19. | Phoenix | 14 |
| 10. | Newark | 29 | 20. | Fort Lauderdale | 14 |

* As of 2000, based on valuations (in billions)
Source: National Multi Housing Council study, released 2001

# Multi-Family Focus – Expand to New Markets

- 20/20 Vision
  - 20% market share in top 20 markets
- Capitalize on markets with natural supply constraints
- Focus on “renter by need” vs. “renter by choice” markets
- Prefer “B” and “C” properties over “A”

# National Servicing Center

- Consolidate from 4 locations to 1
- Convert 6 existing software platforms to 1
  - 3 conversions completed through May 2002
- Operating efficiencies
- Third-party servicing opportunities
- Customer continuity program

## Capital Markets Strategy

- Optimize capital - exit strategy for each product
  - Multi-family
    - Securitizations & FNMA
  - Commercial Real Estate
    - Commercial mortgage-back securities
  - Residential Builder Construction and Mortgage Banker Finance
    - Syndications
- Mitigate concentration, product and credit risk

# Segment Net Income


in millions
$120
$100
$80
$60
$40
$20
$0
$68
62%
$110
Q1 '01
Q1 '02

SPECIALTY FINANCE

# Segment Net Interest Income


in millions
$350
$300
$250
$200
$150
$100
$50
$0
$219
37%
$299
Q1 '01
Q1 '02

# Segment Noninterest Income


in millions
$25
$20
$15
$10
$5
$0
$15
$23
53%
Q1 '01
Q1 '02

# Segment Noninterest Expense


in millions
$100
$80
$60
$40
$20
$0
$59
32%
$78
Q1 '01
Q1 '02

SPECIALTY FINANCE

# Multi-Family and CRE Originations


Other Real Estate
Multi-Family
in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$700
$1,072
53%
Q1 '01
Q1 '02

# Multi-Family Lending Performance Metrics

($ in millions)

| | 3/31/01 | 3/31/02 |
|---|---|---|
| Receivables Outstanding[a] | $16,740 | $17,412 |
| Average Asset Yield | 8.29% | 6.28% |
| Delinquencies[b] | 0.34% | 0.17% |
| Nonaccruals | 0.16% | 0.09% |

(a) Period ending balances
(b) Includes all nonaccrual loans regardless of payment status

# Other Commercial Lending Performance Metrics

($ in millions)

| | 3/31/01 | 3/31/02 |
|---|---|---|
| Receivables Outstanding[a] | $8,927 | $9,391 |
| Average Asset Yield | 9.80% | 10.12% |
| Delinquencies[b] | 0.73% | 4.57% |
| Nonaccruals | 1.52% | 5.01% |

(a) Period ending balances
(b) Includes all nonaccrual loans, regardless of payment status

# Consumer Finance Profile

- Strategy
  - Build a national franchise
    - Expand via organic growth and selective acquisitions
  - Leverage efficient centralized back office with localized origination
  - Continue strong record of credit risk management
    - Target A- to C customers
    - Reduce LTV ratios and tighten credit standards
  - Diversify distribution channels

# Consumer Finance Performance Metrics

($ in millions)

| | 3/31/01 | 3/31/02 |
| --- | --- | --- |
| Receivables Outstanding | $3,748 | $3,799 |
| Average Asset Yield | 15.06% | 14.33% |
| Efficiency Ratio | 44.35% | 40.15% |
| Delinquency 60+* | 2.65% | 3.46% |

* Three or more payments past due

Washington Mutual

BANKING AND FINANCIAL SERVICES GROUP

# First Quarter 2002

Kim Kahmer
Group Chief Financial Officer

# Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

# Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

# Highlights

- One of the fastest growing retail banking franchises in the country
- On track to achieve aggressive 5-year targets
- Consistently strong profitability growth

# Mission

To be the bank of choice nationwide for middle-market consumers and small-and mid-sized businesses by delivering great value and friendly service

# Profile

- One of the nation's largest retailers
  - Over 2.0 million customer contacts per day[a]
  - 6.7 million households[b] and growth of 10% year over year[c]
  - 19% average household penetration in retail markets[d]
- Customer driven
  - Broad multi-channel distribution network
  - Comprehensive product set
  - High-touch customer service

(a) Average for Q1 2002
(b) Includes 634,681 households acquired from Dime
(c) Based on Consumer Households excluding Dime at 3/31/02
(d) As of 3/31/02

# Distribution Network[a]


Consumer bank locations

| Market | Retail Branches | ATMs | Business Banking Centers | Financial Consultants |
|---|---|---|---|---|
| California | 549 | 959 | 14 | 353 |
| WA/OR | 289 | 381 | 20 | 92 |
| Texas | 200 | 206 | 5 | 52 |
| Florida | 140 | 258 | -- | 60 |
| NY/NJ | 123 | 59 | 3 | 72 |
| UT/ID | 52 | 59 | 11 | 6 |
| Las Vegas | 21 | 26 | -- | 3 |
| Phoenix | 21 | 22 | 1 | 3 |
| Atlanta | 21 | 38 | -- | 2 |
| Total | 1,416[b] | 2,008 | 54 | 643 |

(a) As of 3/31/02
(b) Occasio represents 188 of total

BANKING AND FINANCIAL SERVICES GROUP

## Segment Net Interest Income



in millions
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,898
19%
$2,265
$538
39%
$748
2000
2001
Q1 '01
Q1 '02

BANKING AND FINANCIAL SERVICES GROUP

# Segment Noninterest Income



in millions
$2,000
$1,500
$1,000
$500
$0
$1,403
27%
$1,778
$385
32%
$510
2000
2001
Q1 '01
Q1 '02

BANKING AND FINANCIAL SERVICES GROUP

## Segment Noninterest Expense



in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,967
22%
$2,406
$569
21%
$686
2000
2001
Q1 '01
Q1 '02

# Segment Net Income


in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$787
21%
$955
$208
57%
$327
2000
2001
Q1 '01
Q1 '02

# Same-Store Sales[a]

| | Per Location Q1 2001 | Q1 2002 | % change |
|---|---|---|---|
| # of Checking Accts[b] | 4,789 | 5,549 | 16% |
| Consumer Lending | $1,153,918 | $2,521,789 | 119% |
| Mortgage Lending | $1,004,425 | $1,789,601 | 78% |
| Fee Income | $226,868 | $272,250 | 20% |
| FTE[c] | 9.8 | 10.2 | 4% |

(a) Averages of 1,026 Consumer Banking financial centers open during Q1 2001
(b) As of the end of the period
(c) Monthly average for the period

## Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

# Household Market Share[a]


Consumer bank locations

| | 12/31/99 | 3/31/02 | Change |
|---|---|---|---|
| WA/OR | 28.3% | 29.6% | 1.3% |
| California | 23.8 | 27.1 | 3.3 |
| UT/ID | 10.8 | 12.2 | 1.4 |
| Nevada | NA | 7.4 | 7.4 |
| Arizona | NA | 1.7 | 1.7 |
| Western States Average | 24.0% | 24.5% | |
| Florida | 22.5% | 25.3% | 2.8% |
| Texas | 3.2 | 9.9[b] | 6.7 |
| NY/NJ | NA | 8.9[c] | 8.9 |
| Georgia | NA | 1.0 | 1.0 |
| Other States Average | 12.8% | 11.8% | |
| Overall Average | 21.0% | 18.6% | |

(a) Includes only those households in counties where WaMu had FCs as of 3/31/02; households in more than one location with multiple accounts may be included more than once
(b) Includes 284,760 households acquired from Bank United
(c) Includes 634,681 households acquired from Dime Bancorp

## Household Growth


Households acquired (Bank United & Dime)
Household growth in WM Accounts
1,000,000
800,000
600,000
400,000
200,000
0
358,228
775,717
284,760
490,957
407,614
284,760
122,854
794,529
634,681
159,848
2000
2001
Q1 '01
Q1 '02

# Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

# Desirable National Brand

## #1 Recognized Banking Brand*



Dynamic, Human, Driven, Caring, Fair

* In major metropolitan markets served
Source: Internal survey March 2002

## Desirable National Brand
Ad Awareness


Seattle
Los Angeles
San Francisco
Miami

Seattle #1

Los Angeles #1

San Francisco #1

Miami #1

Source: Internal survey, March 2002

# Top Service Provider


Customers who would refer their friends to their bank*
80%
67%
WM
Big Banks

* Internal survey, conducted Q1 2002 in all markets served by the Consumer Bank

## Cross-sell Ratio*


6
5
4
3
2
1
0
4.35
4.63
5.09
5.20
12/31/99
12/31/00
12/31/01
03/31/02

* Product and service cross-sell for consumer households with a tenure of two or more years

# Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

# Mass Market Appeal

- Free Checking has attracted more than 3.5 million households in the past decade
- Free Checking shows potential customers who we are, what we stand for and how we are different
  - 83% of new checking account customers said that "free checking" was a significant reason why they opened their account with WaMu*
  - Customers decide what adds value to their account
  - Profitable first product

* Internal survey, March 2001

# Net Checking Account Growth[a]


Acquired Accounts (b)
WM Net New Platinum Accounts (c)
WM Net New Accounts (d)
1,000,000
800,000
600,000
400,000
200,000
0
514,042
42%
1,001,049
271,183
133,557
596,309
430,454
271,183
159,271
105%
686,444
358,846
216,213
111,385
2000
2001
Q1 '01
Q1 '02

(a) Consumer Bank personal checking accounts only
(b) Bank United acquired accounts totaled 271,183 in February 2001, Dime acquired accounts totaled 358,846 in March 2002
(c) Platinum checking account piloted March 2001, launched system-wide July 2001.
(d) Noninterest and interest checking, not including Platinum checking

# Product Relationship Growth Attributed to Free Checking[(a)(b)]


$25,000
$20,000
$15,000
$10,000
$5,000
$0
Deposit Products & Investments
Mortgage & Consumer Loans
$2,636
$2,080
$556
224%
$8,539
$3,638
$4,901
34%
$11,474
$4,258
$7,216
44%
$16,490
$4,966
$11,524
50%
$24,700
$5,474
$19,226
At Opening
1 year later
2 years later
3 years later
4 years later

(a) Includes households that opened a Free Checking account in January 1998, 1999, 2000, 2001, or 2002. Relationship balance includes all deposit, investment, consumer loan and mortgage loan balances held by the households at opening and at the beginning of each subsequent year.

(b) Weighted average balances per household

# Financial Center Incentive Compensation

- Synchronizes corporate and individual objectives
- Rewards profitable production and efficient service
- Motivates over-achieving producers
- Production-based, not goal-based

# Financial Center Incentive Compensation

+ Production credits
+ Funding credits
+ Fee income
+ Other income
− Operating expenses
= Net income
÷ FTE

= Net income per FTE

# Financial Center Incentive Compensation*

| | FC Managers | Sales Positions | Service Positions | Total |
|---|---|---|---|---|
| Base Compensation | 53% | 49% | 99% | 89% |
| Incentive Compensation | 47 | 51 | 1 | 11 |

* Actual compensation mix paid year to date 3/31/02
Note: Dime was not included on the WM compensation plan for Q1 2002 and is not included in the above calculations

# Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

# De Novo Expansion

Occasio -

setting a new standard for retail banking



# De Novo Expansion

- Exploring all major markets with:
  - A high dissatisfaction rate with other banks
  - Job growth/household growth
  - Marketing efficiency
- Augmenting existing network
- Effective way to rapidly develop a national consumer franchise

# Model for Occasio in De Novo Market

| 12th Month of Operation | Internal Model[a] | Las Vegas Actual[b] |
|---|---|---|
| Checking Accts. | 1,928 | 1,224 |
| Loans ($000s) | $3,035 | $1,383 |
| Deposits ($000s) | $11,020 | $9,562 |
| Transaction Deposit Mix | 85% | 86% |
| Fee Income ($000s) | $40 | $58 |
| Operating Expenses ($000s) | $74 | $79 |

(a) Averages of 16 Las Vegas Occasio Consumer Banking financial centers for the 12th month of operation
(b) Calendar month and year varies by location

## Occasio Sites in De Novo Markets*

| Location | Current Sites | Proposed Sites for 2002 |
|---|---|---|
| Las Vegas, NV | 21 | 1 |
| Phoenix, AZ | 21 | 10 |
| Atlanta, GA | 21 | 42 |
| Denver, CO | 0 | 20 |
| Total | 63 | 73 |



*As of 3/31/02

# Occasio Sites in Existing Markets*

| Location | Occasio | Occasio Retrofits | Total | Proposed Sites for 2002 |
|---|---|---|---|---|
| California | 25 | 13 | 38 | 37 |
| Texas | 16 | 20 | 36 | 32 |
| Florida | 12 | 10 | 22 | 28 |
| Washington | 12 | 3 | 15 | 12 |
| Oregon | 6 | 2 | 8 | 9 |
| Idaho | 3 | 0 | 3 | 3 |
| Utah | 3 | 0 | 3 | 1 |
| NY/NJ | 0 | 0 | 0 | 40 |
| Total | 77 | 48 | 125 | 162 |

* As of 3/31/02

BANKING AND FINANCIAL SERVICES GROUP

# Early Results of Same-store Sales Comparison Occasio Retrofits vs. Traditional are favorable

Growth from Q1 '01 to Q1 '02



Retrofit Same Stores(a)
Traditional Same Stores(b)
200%
150%
100%
50%
0%
48%
42%
151%
117%
97%
77%
Checking Sales(c)
Consumer Lending(c)
Mortgage Lending(c)

(a) Averages of 56 Consumer Banking financial centers open at least one year and retrofit in Occasio style by 12/31/01
(b) Averages of 970 Consumer Banking financial centers open at least one year by 12/31/01 and not retrofit
(c) Quarter to date

# Atlanta (Opened December 2001)

Dramatic growth in new jobs, households and population

- Nearly one in four consumers is dissatisfied with their current bank*
- Strong preference for our brand of retail banking*
  - 67% of consumers unaware of any bank offering free checking*


Atlanta, Georgia

* Internal survey, September 2000

# Denver (Opening late 2002)

Dramatic growth in population and households in the last decade

- Excessive bank and ATM fees are a major concern for consumers*
- Strong preference for our brand of retail banking*



* Internal survey, April 2002

# Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

# Significant Recent Acquisitions

- Banking and Financial Services seeks to maximize value for all acquired franchises

| | Year Acquired | Branches Acquired | Households* Acquired |
|---|---|---|---|
| American Savings (ASB) | 1996 | 159 | 590,000 |
| Great Western (GW) | 1997 | 411 | 2,210,000 |
| Home Savings (HSA) | 1998 | 383 | 1,260,000 |
| Bank United (BNKU) | 2001 | 157 | 280,000 |
| Dime Savings (DIME) | 2002 | 123 | 635,000 |

* Approximate number of households using criteria of acquired companies

# ASB and GW Same-store Sales[(a)]

| | 1998 | 1999 | % change |
|---|---|---|---|
| # of Checking Accts[(b)] | 4,109 | 4,721 | 15% |
| Consumer Lending[(c)] | $1,258,947 | $1,674,358 | 33 |
| Mortgage Lending[(c)] | $411,426 | $1,792,338 | 336 |
| Fee Income[(c)] | $585,018 | $847,529 | 45 |
| FTE[(d)] | 10.0 | 10.4 | 3 |

(a) Average of 331 unconsolidated former ASB and GW financial centers
(b) As of the end of the period
(c) For year
(d) Monthly average for year

# HSA Same-store Sales[a]

| | 1999 | 2000 | % change |
|---|---|---|---|
| # of Checking Accts[b] | 2,728 | 3,273 | 20% |
| Consumer Lending[c] | $2,607,191 | $4,096,047 | 126 |
| Mortgage Lending[c] | $798,238 | $1,134,766 | 42 |
| Fee Income[c] | $287,472 | $454,480 | 58 |
| FTE[d] | 8.7 | 8.5 | (2) |

(a) Average of 222 unconsolidated former HSA financial centers
(b) As of the end of the period
(c) For year
(d) Monthly average for year

# Dime Integration on Track

- 123 branches in greater NY and NJ
- $13.1 billion in retail deposits
- Deposit conversion completed Memorial Day, 2002
- Business model execution
  - Led by two veteran group managers
  - Conversion and cultural training underway
  - Incentive compensation, recognition programs in place

## Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

# Depositor & Other Retail Banking Fees and Securities Fees & Commissions*



in millions
Securities Fees & Commissions
Depositor & Other Retail Banking Fees
$1,600
$1,200
$800
$400
$0
25%
23%
$271
$764
$318
$976
$303
$1,290
26%
$72
$279
$82
$361
1999
2000
2001
Q1 '01
Q1 '02

* WMI consolidated

# Segment Expense Coverage Ratio

**Q1 '01**


Depositor Fees & Securities Commissions
$354 M
62%
Noninterest Expense*
$568 M

**Q1 '02**


Depositor Fees & Securities Commissions
$443 M
65%
Noninterest Expense*
$683 M

* Noninterest expense excludes transition expense associated with the conversion of acquired companies

# Fee Income Strategy

- Listen to consumers
  - Eliminate "nickel and dime" fees
    - Free access to tellers
  - Offer value-added services
  - Surcharge-free ATMs
    - Two-thirds of new checking account customers in California cited our "no ATM surcharge policy" as a significant reason why they opened the account[a]; second only to Free Checking[a]
    - In 14 markets nationwide Washington Mutual was most frequently cited by consumers as being a bank which does not charge non-customers to use their ATMs[b]

(a) Internal survey, March 2001
(b) Internal survey, October 2001

## Fee Income Future Plans

- Continue to leverage proven strategy in new markets
- Refine financial services model
  - Increase coverage in financial centers
  - Introduce Registered Bank Employee program in new and emerging markets
  - Expand national channel distribution for WM Group of Funds
- Introduce new value-added products and services
  - Continue to augment the WM Group of Funds' $12.4 billion in assets under management*

* As of 3/31/02

# Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

# Consumer Loan Portfolio[a]


in billions
$16.0
$12.0
$8.0
$4.0
$0.0
Acquired Consumer Loans(b)
WM Consumer Loans
$6.4
25%
$8.0
31%
$10.5
$0.9
$9.6
44%
$15.1
$3.5
$11.6
1999
2000
2001
3/31/2002

(a) Excludes WM Finance consumer loans

(b) Bank United acquisition February 2001 added $0.9 billion in consumer loans, Dime acquisition January 2002 added $3.5 billion in consumer loans

## Consumer Loan Opportunities

- Over 50% of U.S. mortgage households have a home equity loan or line of credit[a]
- Less than 3% of WM mortgage households have a home equity loan or line of credit with WM[b]
- Increasing penetration to national average represents a $45 billion lending opportunity

(a) MacroMonitor 2000-2001, SRI Consulting
(b) Internal Report as of 3/31/02

# Consumer Loan Accomplishments and Future Plans

- Expanded organization and enhanced staff capabilities
- Enhanced product management capabilities and approaches
- Develop state-of-the-art risk management capabilities
- Reduce cycle times and unit costs
- Leverage HLIS* mortgage relationships
- Develop new origination channels to attract new customers
  - Wholesale
  - Telephone
  - Internet

* HLIS = Home Loans and Insurance Services

## Five-Year Targets: 2000-2004

- Significantly penetrate households with highest-growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/40% time deposit
- Grow retail deposits by $10 billion

BANKING AND FINANCIAL SERVICES GROUP

# Remix Deposit Base



Time Deposits*
Transaction Deposits*
46%
54%
12/31/99
33%
67%
3/31/02

* Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included with the transactional base due to the nature of the product. Including Liquid CD accounts with the transactional deposit base would change the transaction/time deposit mix to 70%/30% for 3/31/02.

# Impact of Remix on Cost of Deposits

Increased proportion of transaction balances provides over a 20 bps funding cost advantage at Q1 '02

| | 3/31/02 Rates | 12/31/99 Mix/WAIR | 3/31/02 Mix/WAIR |
|---|---|---|---|
| Transaction Deposits | 1.82% | 54% | 67% |
| Time Deposits | 3.52% | 46% | 33% |
| Wtd. Avg. Int. Rate | | 2.60%* | 2.38%* |

* 3/31/02 rates are used in calculating the weighted average interest rate for both periods

## Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

# Deposits


Transaction Deposits
Time Deposits*
in billions
$120
$100
$80
$60
$40
$20
$0
$80.9
$43.5
$37.4
(3)%
9%
(17)%
$78.6
$47.4
$31.2
10%
12%
8%
$86.7
$53.0
$33.7
25%
38%
5%
$108.6
$73.1
$35.5
12/31/99
12/31/00
12/31/01
3/31/02

* Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included with the transactional base due to the nature of the product. Liquid CD products account for $2.1 billion in deposits as of 12/31/99, $2.3 billion as of 12/31/00, $6.2 billion as of 12/311/01, and $3.8 billion as of 3/31/02.

WM's core deposit growth is in the top 10% of large U.S. banks

# Top 30 Bank Holding Co. Core Deposit Growth* 1997 - 2000


CAGR
10%
8%
6%
4%
2%
0%
WM CAGR = 7.4%
8.4%
7.2%
5.1%
4.4%
3.1%
2.3%
1.9%
1.2%
0.3%
-0.5%
Decile for top 30 BHCs
1
2
3
4
5
6
7
8
9
10

Source: First Manhattan Consulting Group; Top 30 bank ranking based on total assets at 12/31/00

* Per study, core deposits include retail banking deposits in checking, savings and MMDA accounts adjusted for mergers, acquisitions and divestitures

## Platinum Account Early Results

- New "relationship" checking account launched in July 2001
  - Advertising started in September 2001
- Relationship encouraged by waiving monthly checking account service fee based on combined loan and deposit balances
- Nearly 350,000 Platinum accounts opened*
- Attracting "higher-end" customer base with an average deposit balance of $68,000*

* As of 3/31/02

# Consumer Deposit Accomplishments and Future Plans

- Augmented product development and management resources and refined product management processes
- Extend successful transaction account growth strategies to larger-balance products (incentives, marketing, product development)
- Enhance retirement product line and refine pricing strategy
- Promote new small business products to attract deposit balances
- Leverage deposit growth with single-service investment and loan customers

# WM Group of Funds*

- $12.4 billion in total Assets Under Management
  - $3.2 billion is managed for other companies
- 17 Retail Mutual Funds
- 5 Strategic Asset Managed (SAM) Portfolios
- 16 Variable Annuities

* As of 3/31/02

## Summary

- Powerful, growing franchise with strong momentum
- On track with 5-year targets
- Continued opportunity for consistently strong profitability growth

Washington Mutual

MARKET RISK MANAGEMENT

# First Quarter 2002

Bill Longbrake
Vice Chair, Enterprise Risk Management and
Chief Financial Officer

# Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

# Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

## Management Objective

- Moderate volatility in net income and the fair value of mortgage servicing rights caused by interest rate changes

## Interest Rate Impacts

- Net interest income
- Gain from mortgage loans
- Servicing and other fee income
- Noninterest expense
- Balance sheet size
- Fair value of mortgage servicing rights

# Impact of Rate Movements

| Interest Rates | Balance Sheet | Income Statement |
| --- | --- | --- |
| Rising | Portfolio growth ↑<br>Value of mortgage servicing rights ↑ | Net interest margin ↓<br>Gain from mortgage loans ↓<br>Servicing and other fee income ↑ |
| Falling | Portfolio growth ↓<br>Value of mortgage servicing rights ↓ | Net interest margin ↑<br>Gain from mortgage loans ↑<br>Servicing and other fee income ↓ |

## Interest Rate Risk Drivers - Net Interest Income

- Net interest income generally decreases when rates are rising and increases when rates are falling
- Lagged adjustments in ARM rates lead to volatility in net interest margin
- Changes in balance sheet size tend to offset some of the margin volatility

# Net Interest Margin Throughout the Cycle


WM NIM
3M LIBOR
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1997
1998
1999
2000
2001
2002

## Interest Rate Risk Drivers - Balance Sheet Size

- Balance sheet typically increases in rising rate environments and decreases in falling interest rate environments
- Loan production decreases as rates rise but the loan mix typically shifts to more ARM production and prepayments slow resulting in balance sheet growth
- Loan production increases in falling rate environments but prepayments increase and loan production shifts to fixed rate loans which are sold resulting in balance sheet shrinkage

## Balance Sheet Grows as Rates Rise

- NII usually declines due to margin compression
- Balance sheet growth partially offsets this margin compression

| Historical Rising Rate Scenario | Q3 1999 | Q4 1999 |
|---|---|---|
| Net Interest Margin | 2.64% | 2.41% |
| Ending Assets | $181 B | $187 B |

## Balance Sheet Declines as Rates Fall

- NII usually increases due to liability rates repricing to lower levels faster than asset yields
- Higher prepayments reduce the balance sheet and partially offset the NII enhancement

| Falling Rate Scenario | Q2 2001 | Q3 2001 |
|---|---|---|
| Net Interest Margin | 3.21% | 3.53% |
| Ending Assets | $229 B | $224 B |

## Strategies to Mitigate Net Income Sensitivity

- Remix the balance sheet
  - Add higher yielding and less rate sensitive specialty, consumer and commercial loans
  - Increase deposits with lower pricing sensitivity
- Diversify revenue sources
  - Grow checking accounts and fee based services
  - Build Financial Services revenue
- Implement financial strategies
  - Actively manage differences in maturities or repricing periods of our assets and liabilities
  - Execute longer-term fixed-rate borrowings, interest rate swaps, swaptions and caps

# Transactions to Mitigate NII Sensitivity to Rising Rates

## 2001 Transactions

- Issued $15.8 billion in fixed-rate financing with a maturity of one year or more
- Executed $11.4 billion in swaptions for rising rate protection
- Executed $9.7 billion in pay-fixed swaps

## 2002 Transactions as of March 31st

- Purchased $4.8 billion in pay-fixed rate swaps
- Purchased $2.3 billion in fixed-rate financing with a maturity of one year or more

## Net Income Sensitivity Results

- We measure net income sensitivity based on parallel shifts in the yield curve with rates falling or rising in even quarterly increments over twelve months for a total decrease of 100 bps and a total increase of 200 bps
- This analysis includes assumptions for mortgage prepayments, transaction account decay, loan sales, loan and deposit production, repricing of current and new mortgage and deposit products, gain from mortgage loans, changes in the fair value of MSR and related hedges and changes in noninterest income and noninterest expense

# Net Income and Net Interest Income Sensitivity

| | Down 100 bps | Up 200 bps |
|---|---|---|
| Net Income change for the one-year period beginning: | | |
| April 1, 2002 | 2.27% | (4.64)% |
| January 1, 2002 | 2.19 | (2.76) |
| Net Interest Income change for the one-year period beginning: | | |
| April 1, 2002 | 2.13% | (6.66)% |
| January 1, 2002 | 1.47 | (5.18) |

## Interest Rate Risk Drivers - Mortgage Banking

- Gain from mortgage loans
  - Gain from mortgage loans normally decreases when rates are rising and increases when rates are falling
  - The gain changes based on production, loan mix and competition
- Loan servicing and other fee income
  - Loan servicing fees typically increase as rates rise and decrease as rates fall

## Interest Rate Risk Drivers - Mortgage Banking

- Mortgage Servicing Rights
  - Potential impairment in falling interest rate environments and recovery of previous impairments in rising rate environments
  - Impairment only occurs when fair value falls below book value
  - Recovery of impairment is limited to gross book value

## MARKET RISK MANAGEMENT

# Changes in Mortgage Servicing Rights


$ in millions
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,017
$5,744
$4,545
($1,485)
($1,704)
$7,955
MSR Balance At 12/31/00
Acquisitions
Originated
Amortization
Impairment
Ending MSR At 03/31/02

## Strategies to Mitigate MSR Fair Value Sensitivity

- The fair value of MSR may decline as expected prepayment rates rise
- The sources of income to offset the impairment
  - Natural business hedge
    - Increased net interest income
    - Higher gains from mortgage loans
  - Gains on financial hedges

## Strategies to Mitigate MSR Fair Value Sensitivity

- Composition of Current MSR Financial Hedges
  - Bonds
  - Receive-fixed rate interest rate swaps
  - Interest rate floors
  - Options on derivatives
  - Pay-fixed swaps or swaptions
- Considerations in Instrument Selection
  - Effectiveness – duration, convexity, volatility
  - Liquidity
  - Capital
  - Cost
  - Accounting treatment

# Transactions to Mitigate MSR Sensitivity

2001 Transactions

- Purchased Treasury and Agency bonds
- $29 billion in Treasury and Agency bonds were outstanding as of 12/31/01

2002 Transactions as of March 31st

- Executed $6.3 billion in receive-fixed rate swaps
- Executed $1.5 billion in receive-fixed rate swaptions
- Purchased $4.5 billion in interest rate floors for a total position of $4.95 billion
- Bonds totaling $45 billion outstanding as of 3/31/02

# MARKET RISK MANAGEMENT

## SFR Mortgage Banking Income (Expense) Adjusted for Financial Hedging Transactions

| | Q1 '02 | Q4 '01 | Q1 '01 |
|---|---|---|---|
| Loan servicing fees | $ 540 | $ 448 | $ 196 |
| Loan subservicing fees | 15 | --- | --- |
| Amortization of MSR | (479) | (381) | (124) |
| MSR recovery (impairment) | 45 | (1,057) | (63) |
| Other, net | (62) | (52) | (20) |
| Loan related income | 81 | 49 | 24 |
| Gain from mortgage loans | 251 | 287 | 187 |
| Gain from sale of originated MBS | 2 | 16 | 73 |
| Total SFR mortgage banking income (expense) | 393 | (690) | 273 |
| Gain (loss) from AFS securities | (298) | 392 | (49) |
| Gain from floors | 74 | 496 | --- |
| Total mortgage banking fees, net of financial hedges | $169 | $198 | $224 |

## Interest Rate Risk Summary

- Exposure to interest rate risk is managed through
  - Net income and net interest income simulations
  - MSR and hedge analysis
- Adjustments to the interest rate risk position are managed by
  - Executing the appropriate MSR financial hedges
  - Extending funding via borrowings or derivatives
  - Balance sheet management (sale/retention of assets)

Washington Mutual

HOME LOANS AND INSURANCE SERVICES GROUP

# First Quarter 2002

Craig Davis
Group President

# Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

# Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

# At a Glance

**Leading residential servicer[a]** — **A leading residential lender[b]** — **Leader in brand recognition[c]**

## Our lines of business

- Mortgage servicing
- Mortgage origination
- Insurance services

Segment Net Income Growth


in millions
$400
$300
$200
$100
$0
$304
$386
Q1 '01
Q1 '02

(a) Source: Inside Mortgage Finance as of 3/31/02
(b) Source: Inside Mortgage Finance YTD 3/31/02
(c) Source: Independent study, TRD Frameworks, Inc., December 2001

# Our Goal

**To be America's Lending Leader**

# Mortgage Industry Overview

# Industry Trends

- Consolidation
- Risk management
- Growth

# Drivers of Growth: Projected Single-Family Mortgage Debt Outstanding

| | Annual Growth Rate | | |
|---|---|---|---|
| | Actual[a] | | Forecast Range[b] |
| | 1980s | 1990s | 2000s |
| Households | 1.5% | 1.4% | 1.3 - 1.4% |
| Homeownership Rate | (0.2) | 0.5 | 0.5 - 0.6 |
| Average Home Price Gains | 7.3 | 3.6 | 5.0 - 6.5 |
| SF Residential Investment | 8.6% | 5.5% | 6.8% - 8.5% |
| Debt-to-Value Ratio | 2.0 | 1.6 | 1.3 - 1.7 |
| SF Mortgage Debt Outstanding | 10.6% | 7.0% | 8.1% - 10.2% |

(a) Bureau of the Census, Federal Reserve Board, Office of Federal Housing Enterprise Oversight and National Association of Realtors, as of period presented
(b) Fannie Mae Forecast, February 2002

# Servicing Market Trends


in trillions
Servicing Debt
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
7.6% CAGR
$3.0
$3.2
$3.4
$3.6
$3.8
$4.0
$4.3
$4.8
$5.2
$5.8
$5.9
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
Q1 '02

Source: Inside Mortgage Finance, for the period presented

# Origination Market Trends*


in trillions
Refinance
Purchase
9.6% Purchase Market CAGR
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$.8
$.6
$.8
$.8
$1.5
$1.3
$1.0
$2.0
$1.6
$1.3
$0.6
$0.2
$0.2
$0.2
$0.3
$0.8
$0.5
$0.2
$1.2
$0.6
$0.3
$0.4
$0.6
$0.4
$0.6
$0.5
$0.7
$0.8
$0.8
$0.8
$1.0
$1.0
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02E
'03E

* As of the period presented
Source: Mortgage Bankers Association, Mortgage Finance Forecast, June 2002

# Accelerating Consolidation


Market Share of Top 10 Originators and Top 10 Servicers
60%
40%
20%
0%
Servicers
Originators
25.8%
28.1%
30.9%
38.2%
39.1%
41.0%
49.7%
56.4%
24.5%
27.8%
30.9%
36.3%
40.7%
44.6%
48.6%
51.3%
1995
1996
1997
1998
1999
2000
2001
Q1 '02

Source: Inside Mortgage Finance, for the period presented

# Competitive Positioning[a]


Top Heavy Originators
High Production Volume
Top Players Strategically Balanced
Wells Fargo
WaMu
Countrywide
Chase
ABN AMRO
CitiMortgage[b]
B of A
National City
GMAC
Cendant
GMAC-RFC
Principal
First Nationwide (acquired)
Greenpoint
SunTrust
First Horizon
Golden West
Low Servicing Balance
High Servicing Balance
Middle Market Strategically Balanced
Low Production Volume
Top Heavy Servicers

(a) Source: Inside Mortgage Finance as of 3/31/02

(b) Pro forma with announced acquisition of Golden State Bancorp

# Risk Management

- Interest rate risk
- Mortgage servicing rights
- Credit quality

# Competitive Strengths

HOME LOANS AND INSURANCE SERVICES GROUP

## Unique Business Model


Mortgage Banker
Portfolio Lender

A mortgage product for all interest rate cycles

# Maximize Economies of Scale

- Integrate acquired companies successfully
- Leverage technology investments across the business
- Drive cost efficiencies through every step of the loan process
- Maximize cross-sell and additional revenue opportunities

# Customer Relationship Management

- State-of-the-art customer relationship management deployed
  - Self service customer information available on-line
  - Customer service access to real-time customer information
  - Customer retention management
- Mortgage servicing rights allow us to maintain and grow customer relationships

# Brand Awareness


Mortgage Brand Awareness Rankings*
15%
10%
5%
0%
December '01
Washington Mutual
Well Fargo
B of A
Citibank
Chase
Countrywide

- The Power of Yes - the #1 recognized mortgage brand*
- Our creative and innovative advertising continues to build national awareness

* Source: Independent study, TRD Frameworks, Inc., December 2001

HOME LOANS AND INSURANCE SERVICES GROUP

# Our Business Strategy


Customer Relationship Management
Scale
Unique Business Model
Brand
MSR Asset Management

# Strategic Objectives

# Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

# Servicing Market Share Growth


14%
12%
11%
9%
8%
6%
5%
3%
2%
0%
WaMu (a)(b)
Average of Top 10 Servicers (c)
2.4%
3.3%
3.4%
3.6%
8.6%
12.7%
'97
'98
'99
'00
'01
Q1 '02

(a) As of 3/31/02 portfolio includes servicing from WM Finance
(b) Adjusted Q1 '02 servicing balance to include second mortgages and home equity lines of credit. Source: Company reports
(c) Source: Inside Mortgage Finance, for the period presented

## Servicing Portfolio[(a)(b)]


Owned Portfolio
16%
Agencies
69%
Private
Investors
15%
WA
5%
TX
5%
IL
5%
NY
5%
NJ
4%
FL
6%
Other
44%
CA
26%
Adjustable
Rate
24%
Fixed Rate
76%

(a) As of 3/31/02 portfolio includes servicing from WM Finance
(b) Adjusted Q1 '02 servicing balance to include second mortgages and home equity lines of credit. Source: Company reports

# Servicing Profile[a][b]

- Size - $748 billion[c]
- Number of Borrowers - 6.8 million
- Average Loan Size - $110,000


Milwaukee, WI
Vernon Hills, IL
Northridge, CA
Florence, SC
Jacksonville, FL
San Antonio, TX

(a) As of 3/31/02 portfolio includes servicing from WM Finance
(b) Adjusted Q1 '02 servicing balance to include second mortgages and home equity lines of credit. Source: Company reports
(c) Approximately $8.0 B of mortgage servicing rights (MSR) are associated with the $459.4 B of loans serviced with MSR

# Major Areas of Customer Focus


Calls handled
Abandon rate
Customer
Speed of answer
First call resolution
Email response

# Z-State Initiative

## Z-State = Customer care management

**Touch Points**

Designed to enhance processes and functions to reflect a customer focus

- Best-in-class customer service
- Operational excellence
- Scalability
- Proactive risk management
- Portfolio protection & growth

"Z-State" will create an environment that will support excellence in customer service

# Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

# Origination Market Share Growth



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
WaMu (a)(b)(c)
Average of Top 10 Originators (d)
2.8%
3.0%
3.3%
4.8%
7.4%
11.7%
'97
'98
'99
'00
'01
Q1 '02

(a) Includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services
(b) Adjusted 2001 and Q1 '02 WM market share excludes originations by acquired companies prior to their acquisition by Washington Mutual
(c) WM market share excludes co-issues. Source: Company reports
(d) Source: Inside Mortgage Finance, for the period presented

# Loan Volume by Product Mix[(a)(b)(c)]


in billions
$180
$150
$120
$90
$60
$30
$0
FRMs
Intermediate ARMs
Short-term ARMs
$43.6
27%
34%
39%
$54.8
17%
8%
75%
$163.4
67%
24%
9%
$21.8
54%
31%
15%
$62.7
66%
21%
13%
1999
2000
2001
Q1 '01
Q1' 02

(a) Includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services
(b) Adjusted 2001 and Q1 '02 WM volume excludes originations by acquired companies prior to their acquisition by Washington Mutual
(c) WM volume excludes co-issues. Source: Company reports

# Distribution*



- Nationwide presence
  - 378 retail home loan centers
  - 36 wholesale home loan centers
  - 58 specialty home loan wholesale centers
  - 4 consumer direct call locations
  - Internet: wamuhomeloans.com

* As of 3/31/02

# Loan Volume by Channel[a][b][c]


Wholesale
$8.4 B
(39%)
Correspondent
$4.8 B
(22%)
Retail[d]
$8.6 B
(39%)
Q1 '01


Wholesale
$18.9 B
(30%)
Correspondent
$23.2 B
(37%)
Retail[d]
$20.6 B
(33%)
Q1 '02

(a) Includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services
(b) Adjusted WM volume excludes originations by acquired companies prior to their acquisition by Washington Mutual
(c) WM volume excludes co-issues. Source: Company reports
(d) Retail includes HLCs, consumer direct, and Consumer Banking financial centers

# Loan Volume by Geographic Mix[a][b][c]


WA
7%
CO
5%
FL
4%
MA
4%
NY
3%
NJ
3%
IL
9%
Other
23%
CA
42%
Q1 '01
WA
IL 4%
CO
4%
MA
4%
FL
4%
NY
4%
IL
6%
NJ
8%
Other
37%
CA
29%
Q1 '02

(a) WM volume excludes originations by acquired companies prior to their acquisition by Washington Mutual
(b) Excludes co-issues, bulk purchases, second mortgages, home equity lines of credit, and custom construction. Source: Company reports
(c) Q1 '02 excludes originations by HomeSide Lending, Inc.

# Optis Technology Platform

## WaMu's end-to-end automated mortgage origination platform

| | Purpose | Status |
|---|---|---|
| **Release 0.1** | Supports Speed of Decision | Fully deployed |
| **Optis Value** | Web-based appraisal management and delivery system | Fully deployed |
| **Release 0.2** | Provides Reliability of Close | Pilot in June<br>Deployment June-Dec 2002 |

# Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

# Three-Point Revenue Strategy

Combines the strength of a mortgage banker and a portfolio lender


Production
Operations
Capital Markets
Portfolio
Sold to Investors
Servicing

HOME LOANS AND INSURANCE SERVICES GROUP

# Revenue Stabilization



Gain from Mortgage Loans
Servicing and Other Fee Income*
Net Interest Income, after Provision
in millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,075
$262
$286
$1,527
$3,487
$963
$518
$2,006
$712
$187
$121
$404
$1,127
$232
$167
$728
2000
2001
Q1 '01
Q1 '02

* Includes effects of inter-segment hedge allocation

HOME LOANS AND INSURANCE SERVICES GROUP

## Insurance Revenue*



in millions
$70
$60
$50
$40
$30
$20
$10
$0
$21.9
$70.3
$11.2
$37.6
2000
2001
Q1 '01
Q1 '02

* Excludes revenue from contingency bonus, agency fee, investment, and other miscellaneous income

HOME LOANS AND INSURANCE SERVICES GROUP

# Segment Income Statement

| (in millions) | Q1 '02 | Q1 '01 | (%) change |
|---|---|---|---|
| Net interest income after provision | $728 | $404 | 80% |
| Noninterest income* | 399 | 308 | 30 |
| Noninterest expense | 498 | 221 | 125 |
| Net income | 386 | 304 | 27 |

* Includes a $116 million allocation of pretax financial hedge losses transferred from the Corporate Support/Treasury & Other category for the three months ended March 31, 2002

## Summary

- Building America's lending leader
- Stability, growth and profitability through unique business strategy
- Strong contributor to WaMu's enterprise goal of being one of the nation's premier consumer financial services companies